Richardson Electronics, Ltd. 8-K/A

EXHIBIT 99.1

International Medical Equipment &
Services, Inc.

Financial Statements

Years Ended December 31, 2014 and 2013

International Medical Equipment & Services, Inc.

Financial Statements

Years Ended December 31, 2014 and 2013

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International Medical Equipment & Services, Inc.

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Independent Auditor’s Report

Board of Directors

International Medical Equipment & Services, Inc.

Fort Mill, South Carolina

We have audited the accompanying financial statements of International Medical Equipment & Services, Inc. (the “Company”), which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of operations, changes in stockholders’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

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Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the International Medical Equipment & Services, Inc. as of December 31, 2014 and 2013, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Other Matter

On June 15, 2015, certain of the Company’s assets were sold to Richardson Electronics, Ltd. Our opinion has not been modified with respect to this matter.

December 18, 2015

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Financial Statements

5

International Medical Equipment & Services, Inc.

Balance Sheets

December 31,	2014	2013

Assets

Current assets:
Cash	$647,938	$184,153
Accounts receivable, net (Note 2)	628,492	426,377
Inventories, net (Note 3)	1,518,347	2,046,477
Prepaid expenses and other current assets	189,955	113,931

Total current assets	2,984,732	2,770,938

Property and equipment, net (Note 4)	401,548	499,944

Total assets	$3,386,280	$3,270,882

Liabilities and Stockholders' Equity

Current liabilities:
Accounts payable	$147,514	$457,727
Current portion of notes payable (Note 5)	145,521	140,124
Customer deposits	872,190	291,076
Accrued liabilities	255,771	182,503

Total current liabilities	1,420,996	1,071,430

Revolving line of credit (Note 5)	—	400,000

Long term notes payable, less current portion (Note 5)	366,418	478,126

Total liabilities	1,787,414	1,949,556

Commitments (Note 6)

Stockholders' Equity:
Common stock, voting, no par, 100,000 shares authorized; 1,000 shares issued and outstanding at December 31, 2014 and 2013	400	400
Retained earnings	1,598,466	1,320,926

Total stockholders' equity	1,598,866	1,321,326

Total liabilities and stockholders' equity	$3,386,280	$3,270,882

See accompanying notes to financial statements.

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International Medical Equipment & Services, Inc.

Statements of Operations

Years Ended December 31,	2014	2013

Net revenues	$8,405,615	$6,333,219

Cost of goods sold	4,704,322	3,911,855

Gross profit	3,701,293	2,421,364

Operating expenses:
Selling, general and administrative expenses	2,426,724	1,840,543
Depreciation expense	147,723	116,294

Total operating expenses	2,574,447	1,956,837

Operating income	1,126,846	464,527

Interest expense, net	(43,299)	(54,931)
Other income (expense), net	33,993	(4,817)

Net income	$1,117,540	$404,779

See accompanying notes to financial statements.

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International Medical Equipment & Services, Inc.

Statements of Changes in Stockholders’ Equity

	Common Stock		Retained
	Shares	Value	Earnings	Total

Balance, December 31, 2012	1,000	$400	$1,198,713	$1,199,113

Net income	—	—	404,779	404,779
Stockholders' distributions	—	—	(282,566)	(282,566)

Balance, December 31, 2013	1,000	400	1,320,926	1,321,326

Net income	—	—	1,117,540	1,117,540
Stockholders' distributions	—	—	(840,000)	(840,000)

Balance, December 31, 2014	1,000	$400	$1,598,466	$1,598,866

See accompanying notes to financial statements.

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International Medical Equipment & Services, Inc.

Statements of Cash Flows

Years Ended December 31,	2014	2013

Operating activities:
Net income	$1,117,540	$404,779
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	147,723	116,294
Bad debt expense	100,307	34,697
Changes in:
Accounts receivable	(302,422)	(68,398)
Inventories	528,130	(340,807)
Prepaid expenses and other assets	(76,023)	25,400
Accounts payable	(310,214)	458,600
Customer deposits	581,114	291,076
Accrued expenses and other current liabilities	73,268	71,427

Net cash provided by operating activities	1,859,423	993,068

Investing activities:
Purchase of property, plant and equipment	(3,310)	(217,888)

Net cash used in investing activities	(3,310)	(217,888)

Financing activities:
Stockholder distributions	(840,000)	(282,566)
Proceeds from line of credit	—	400,000
Repayment of line of credit	(400,000)	—
Proceeds from issuance of long-term debt	—	550,000
Repayment of long-term debt	(152,328)	(1,478,544)

Net cash used in financing activities	(1,392,328)	(811,110)

Net increase (decrease) in cash	463,785	(35,930)

Cash, beginning of year	184,153	220,083

Cash, end of year	$647,938	$184,153

Supplemental cash flow information:
Cash paid for interest	$43,299	$54,931
Fixed assets acquired through debt financing	$46,016	$102,892
Inventory acquired through debt financing	$—	$130,500

See accompanying notes to financial statements.

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International Medical Equipment & Services, Inc.

Notes to Financial Statements

1.	Summary of Significant Accounting Policies

Organization and Nature of Operations

International Medical Equipment & Services, Inc. (the “Company”), is an international distributor of medical imaging equipment and parts, headquartered in Fort Mill, South Carolina. The Company also provides training on the operation of medical imaging equipment.

Basis of Accounting

The Company prepares its financial statements on the accrual basis of accounting. Under this method, income is recognized as it is earned, and expenses are recognized as they are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates made by management in the preparation of the accompanying financial statements relate primarily to the collectability of accounts receivable, depreciable lives of property and equipment, and recoverability of the carrying value of inventory. Actual results could differ from those estimates.

Cash

The Company maintains cash balances at certain banks which at times may exceed the Federal Deposit Insurance Corporation limits. The Company has not historically experienced losses related to these balances.

Accounts Receivable and Concentration of Credit Risk

Accounts receivable are unsecured customer obligations due under normal trade terms generally requiring payment within 30 days from the invoice date. Accounts receivable are stated at the amount billed to the customer, less any allowed deductions and other allowances. Customer account balances are considered delinquent when payment is not received within the trade terms granted. The Company estimates the allowance for doubtful accounts based on historical experience, the credit worthiness of its customers, and management’s assessment of general economic conditions, affecting its customer base. Consequently, an adverse change in those factors could affect the Company’s estimate of its bad debts. After exhausting collection efforts, any uncollectible accounts receivable are written off against the reserve. The Company does not charge interest on past due accounts receivable. The Company’s allowance for doubtful accounts totaled approximately $95,000 and $0 at December 31, 2014 and 2013, respectively.

At December 31, 2014 and 2013, two customers comprised approximately 33 percent and 25 percent of accounts receivable, respectively.

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International Medical Equipment & Services, Inc.

Notes to Financial Statements

Inventories

Inventories are valued at the lower of the cost or net realizable value. The costs of inventories are determined using the first-in, first-out (“FIFO”) method. An allowance to reduce inventories to their net realizable value is determined by management based on age, analysis of usage, industry trends and expected demand.

Property and Equipment

Property and equipment is stated at cost less accumulated depreciation and amortization. Depreciation and amortization of property and equipment is computed using the straight-line method over the estimated useful lives of the assets or the term of the lease, if shorter. Maintenance and repairs are charged to expense as incurred. Significant renewals or betterments that extend the useful lives of property and equipment are capitalized. When items of property and equipment are disposed of, the cost and accumulated depreciation and amortization is removed from the accounts, and any resulting gain or loss is recorded in the statements of operations. No gain or loss on disposal of property and equipment was recognized in 2014 or 2013.

The estimated useful lives of property and equipment are as follows:

Machinery and equipment	5-10 years
Furniture and fixtures	7-10 years
Computers and equipment	1-3 years
Leasehold improvements	Lesser of useful life or lease term

Impairment of Long-Lived Assets

Long-lived assets and finite intangibles are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less costs to dispose. No impairment charges were recognized in 2014 or 2013.

Revenue Recognition

The Company recognizes revenue from equipment and parts sales when the product is delivered or shipped to the customer, title and risk of ownership passes to the customer, collectability is reasonably assured, provided that persuasive evidence of an arrangement exists, and the price is fixed or determinable. Deposits received in advance are recorded as customer deposits and are included in current liabilities until revenue is recognized. The Company recognizes revenue from training and consulting services at the time of the services are rendered. Revenue is recorded net of an allowance for estimated returns and discounts.

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International Medical Equipment & Services, Inc.

Notes to Financial Statements

Sales and Use Tax

Sales are presented net of sales and use taxes in the accompanying statements of operations. Sales and use tax amounts are included as a component of cost of sales in the accompanying statements of operations.

Shipping and Handling Costs

Costs to ship products to customers are expensed as incurred. Shipping costs of approximately $187,000 and $76,000 for the years ended December 31, 2014 and 2013, respectively, are recorded as a component of selling, general and administrative expenses in the accompanying statements of operations.

Advertising and Marketing Costs

Advertising and marketing costs are expensed as incurred. Advertising and marketing costs totaled approximately $76,000 and $62,000 for the years ended December 31, 2014 and 2013, respectively, and are included as a component of selling, general and administrative expenses in the accompanying statements of operations.

Income Taxes

The shareholders of the Company have elected under the provisions of Subchapter S of the Internal Revenue Code to include the Company’s income in their personal income for federal and state income tax purposes. Accordingly, the Company is not subject to federal or state income taxes for its United States sourced income.

ASC 740, Income Taxes (“ASC 740”) was adopted by the Company as of January 1, 2009. This interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. Under ASC 740, the impact of an uncertain income tax position on the income tax returns must be recognized at the largest amount that is more-likely-than-not to be required to be recognized upon audit by the relevant taxing authority. ASC 740 also provides guidance on de-recognition, measurement, classification, interest and penalties, accounting for interim periods, disclosure and transition issues with respect to tax positions. The Company believes it has no uncertain tax positions as of December 31, 2014 and 2013.

The Company includes interest and penalties accrued in accordance with ASC 740 in the financial statements as a component of interest expense. No amounts were required to be recorded as of December 31, 2014 and 2013.

Fair Value Measurements

ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

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International Medical Equipment & Services, Inc.

Notes to Financial Statements

ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1: Inputs based on quoted market prices for identical assets or liabilities in active markets at the measurement date.

Level 2: Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Inputs reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. The inputs are unobservable in the market and significant to the instruments valuation.

As of December 31, 2014 and 2013 and for the years then ended, the carrying values reflected in the accompanying balance sheets for cash, accounts receivable, accounts payable and accrued expenses approximate fair value due to their relative short term maturities.

The carrying values of debt approximate fair market value since these financial instruments bear interest at variable rates which approximate current market rates for bonds with similar maturities and credit quality.

At December 31, 2014 and 2013, the Company did not have any assets or liabilities that were required to be measured at fair value on a recurring basis.

Recently Issued Accounting and Reporting Guidance

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers, which supersedes nearly all existing revenue recognition guidance under U.S. GAAP. The core principle of ASU 2014-09 is to recognize revenues when promised goods or services are transferred to customers in amounts that reflect the consideration to which an entity expects to be entitled for those goods or services. ASU 2014-09 defines a five-step process to achieve this core principle and, in doing so, may require more judgment and estimates within the revenue recognition process than are required under existing U.S. GAAP. For private companies, the standard is effective for annual periods beginning after December 15, 2017, and interim periods therein, using either of the following transition methods: (i) a full retrospective approach reflecting the application of the standard in each prior reporting period with the option to elect certain practical expedients, or (ii) a retrospective approach with the cumulative effect of initially adopting ASU 2014-09 recognized at the date of adoption (which includes additional footnote disclosures). The Company is currently evaluating the impact of the adoption of ASU 2014-09 on its financial statements.

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements – Going Concern. ASU 2014-15 requires an entity’s management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern and if those conditions exist, the required disclosures. The standard is effective for annual periods ending after December 15, 2016, and interim periods therein. The Company does not expect adoption of this standard will have a significant impact on the Company’s financial statements.

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International Medical Equipment & Services, Inc.

Notes to Financial Statements

Subsequent Events

Under ASC 855, companies are required to disclose events that occur after the balance sheet date but before the financial statements are issued or are available to be issued. The statement requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. The statement sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. See Note 8.

2.	Accounts Receivable

Accounts receivable consist of the following:

December 31,	2014	2013

Accounts receivable	$721,049	$426,377
Less: allowance for doubtful accounts and returns	(92,557)	—

Accounts receivable, net	$628,492	$426,377

3.	Inventories

Inventories consist of the following:

December 31,	2014	2013

Equipment	$541,393	$871,037
Parts	1,062,556	1,338,105
Less: allowance for slow moving and obselete inventory	(85,602)	(162,665)

Inventories, net	$1,518,347	$2,046,477

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International Medical Equipment & Services, Inc.

Notes to Financial Statements

4.	Property and Equipment

Property and equipment consist of the following:

December 31,	2014	2013

Machinery and equipment	$410,555	$407,244
Furniture and fixtures	17,679	17,679
Computers and equipment	2,885	2,885
Vehicles	302,866	256,850
Leasehold improvements	111,507	111,507

Total property and equipment	845,492	796,165
Less: accumulated depreciation and amortization	(443,944)	(296,221)

Property and equipment, net	$401,548	$499,944

Depreciation and amortization expense for the years ended December 31, 2014 and 2013 was approximately $148,000 and $116,000, respectively.

5.	Borrowings

Long-term debt consists of the following:

December 31,	2014	2013

Revolving line of credit	$—	$400,000
Term loan	378,610	482,656
Automobile financing	133,329	135,594

Total long-term debt and capital leases	511,939	1,018,250

Less: current maturities	(145,521)	(140,124)

Long-term debt and capital leases, net	$366,418	$878,126

On April 24, 2013, the Company entered into a credit agreement (the “Credit Agreement”) with a financial institution. The Credit Agreement consists of a $550,000 term loan (the “Term Loan”) and a $1,000,000 revolving credit facility (the “Revolver”). Borrowings under the Credit Agreement are collateralized by accounts receivable, inventory, and fixed assets of the Company. The Term Loan is payable in monthly installments of principal and interest totaling $10,144 through the maturity date of April 24, 2018. The Credit Agreement was amended on February 10, 2014 and March 31, 2015 to increase the availability under the Revolver to $1,500,000 and extend its maturity date to April 24, 2016.

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International Medical Equipment & Services, Inc.

Notes to Financial Statements

Interest accrues on borrowings under the Revolver at LIBOR plus 3.25% (3.43% at December 31, 2013). The interest rate on the Company’s Term Loan was 4.0% at both December 31, 2014 and 2013.

The Company enters into loan agreements in connection with the purchase of its automobiles. At December 31, 2014 and 2013, the Company had four and three automobile financing arrangements in place, respectively. Amounts outstanding under these financing arrangements are collateralized by the related automobiles. These financing arrangements require monthly payments of principal and interest ranging from $555 to $923 each, accrue interest at annual rates ranging from 2.99% to 5.9% and mature in periods beginning in February 2017 through January 2019.

The Company also enters into loan agreements from time to time in connection with the purchase of medical imaging equipment for resale. At December 31, 2012, the Company had seven equipment financing arrangements in place, having a total outstanding loan obligation of approximately $1,225,000. These loans were collateralized by the equipment acquired, accrued interest at annual rates ranging from 4.5% to 5.5%, and had original maturity dates ranging from April 15, 2013 to October 19, 2016. All of the equipment loans were repaid during 2013.

The Credit Agreement contains certain covenants, including covenants restricting additional indebtedness and the payment of dividends. In addition, the Company must maintain certain annual financial covenants, including, among other things, a maximum debt to net worth ratio and a minimum fixed charge coverage ratio., The Company is also required to submit its compiled financial statements to the lender within 120 days of its year-end. The Company was in compliance with its debt covenants at both December 31, 2014 and 2013.

Future maturities of the Company’s outstanding borrowings as of December 31, 2014, are as follows:

Years Ending March 31,

2015	$145,521
2016	151,642
2017	151,812
2018	59,989
2019	2,975

Total notes payable	$511,939

6.	Commitments

The Company is from time-to-time involved in litigation incidental to the conduct of its business, and such matters can involve current and former employees and other matters. These actions are routine and are expected to continue to be resolved without a material effect on the Company’s financial position or future results of operation.

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International Medical Equipment & Services, Inc.

Notes to Financial Statements

7.	Related Party Transactions

The Company leases its office and warehouse facility from a related party under a month-to-month arrangement. Amounts paid to the related party for the use of the facility approximated $99,000 in each of 2014 and 2013.

During 2014, the Company recognized revenue of approximately $64,000 related to the sales of parts to Richardson Electronics, Ltd., who acquired the Company in June 2015.

8.	Subsequent Events

The Company has evaluated subsequent events from the date of the balance sheet through December 18, 2015, the date the financial statements were available for issuance. On March 31, 2015, the Company extended the maturity date of the Revolver to April 24, 2016. On June 15, 2015, certain of the Company’s assets were acquired by Richardson Electronics, Ltd. for cash proceeds approximating $12.2 million. Proceeds generated from the sale were used to repay the Company’s outstanding debt obligations. No other material recognizable subsequent events were identified.

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International Medical Equipment &
Services, Inc.

Unaudited Financial Statements

Three Months Ended March 31, 2015 and 2014

International Medical Equipment & Services, Inc.

Unaudited Financial Statements

Three Months Ended March 31, 2015 and 2014

International Medical Equipment & Services, Inc.

International Medical Equipment & Services, Inc.

Unaudited Balance Sheets

March 31,	2015	2014

Assets

Current assets:
Cash	$330,959	$92,381
Accounts receivable, net (Note 2)	805,858	779,200
Inventories, net (Note 3)	1,923,076	2,794,191
Prepaid expenses and other current assets	37,112	24,443

Total current assets	3,097,005	3,690,215

Property and equipment, net (Note 4)	436,667	519,030

Total assets	$3,533,672	$4,209,245

Liabilities and Stockholders' Equity

Current liabilities:
Accounts payable	$322,800	$609,642
Current portion of notes payable (Note 5)	167,324	145,153
Customer deposits	125,000	686,586
Accrued expenses	121,511	70,296

Total current liabilities	736,635	1,511,677

Revolving line of credit (Note 5)	—	400,000

Long term notes payable, less current portion (Note 5)	369,250	485,350

Total liabilities	1,105,885	2,397,027

Stockholders' Equity:
Common stock, voting, no par, 100,000 shares authorized; 1,000 shares issued and outstanding at March 31, 2015 and 2014	400	400
Retained earnings	2,427,387	1,811,818

Total stockholders' equity	2,427,787	1,812,218

Total liabilities and stockholders' equity	$3,533,672	$4,209,245

See accompanying notes to unaudited financial statements.

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International Medical Equipment & Services, Inc.

Unaudited Statements of Operations

Three Months Ended March 31,	2015	2014

Net revenue	$2,841,067	$2,073,166

Cost of goods sold	1,352,214	914,932

Gross profit	1,488,853	1,158,234

Operating expenses:
Selling, general and administrative expenses	462,298	429,442
Depreciation expense	36,913	36,931

Operating income	989,642	691,861

Interest expense, net	(5,362)	(11,602)
Other income (expense), net	4,641	(21,867)

Net income	$988,921	$658,392

See accompanying notes to unaudited financial statements.

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International Medical Equipment & Services, Inc.

Unaudited Statements of Changes in Stockholders’ Equity

	Stockholders'	Retained
	Equity	Earnings	Total

Balance, December 31, 2013	$400	$1,320,926	$1,321,326

Net income	—	658,392	658,392
Stockholder distributions	—	(167,500)	(167,500)

Balance, March 31, 2014	$400	$1,811,818	$1,812,218

Balance, December 31, 2014	$400	$1,598,466	$1,598,866

Net income	—	988,921	988,921
Stockholder distributions	—	(160,000)	(160,000)

Balance, March 31, 2015	$400	$2,427,387	$2,427,787

See accompanying notes to unaudited financial statements.

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International Medical Equipment & Services, Inc.

Unaudited Statements of Cash Flows

Three Months Ended March 31,	2015	2014

Operating activities:
Net income	$988,921	$658,392
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	36,913	36,931
Changes in:
Accounts receivable	(177,366)	(352,823)
Inventories	(404,729)	(747,714)
Prepaid expenses and other assets	152,843	89,488
Accounts payable	175,286	151,915
Customer deposits	(747,190)	395,510
Accrued expenses and other current liabilities	(134,260)	(112,207)

Net cash (used in) provided by operating activities	(109,582)	119,492

Investing activities:
Purchase of property and equipment	(12,532)	(10,001)

Net cash used in investing activities	(12,532)	(10,001)

Financing activities:
Stockholder distributions	(160,000)	(167,500)
Repayment of long-term debt	(34,865)	(33,763)

Net cash used in financing activities	(194,865)	(201,263)

Net decrease in cash	(316,979)	(91,772)

Cash, beginning of period	647,938	184,153

Cash, end of period	$330,959	$92,381

Supplemental cash flow information:
Cash paid for interest	$5,362	$11,603
Fixed assets acquired through debt financing	59,500	46,016

See accompanying notes to unaudited financial statements.

6

International Medical Equipment & Services, Inc.

Notes to Unaudited Financial Statements

1.	Summary of Significant Accounting Policies

Organization and Nature of Operations

International Medical Equipment & Services, Inc. (the “Company”), is an international distributor of medical imaging equipment and parts, headquartered in Fort Mill, South Carolina. The Company also provides training on the operation of medical imaging equipment.

Basis of Accounting

The unaudited quarterly financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). In the opinion of management, these unaudited quarterly financial statements contain all adjustments, consisting of adjustments of a normal recurring nature, necessary to present fairly the financial position, results of operations and cash flows for the periods presented. The results of operations for the three months ended March 31, 2015 and 2014 are not necessarily indicative of the results to be expected for the full years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Significant estimates made by management in the preparation of the accompanying financial statements relate primarily to the collectability of accounts receivable, depreciable lives of property and equipment, and recoverability of the carrying value of inventory. Actual results could differ from those estimates.

Cash

The Company maintains cash balances at certain banks which at times may exceed the Federal Deposit Insurance Corporation limits. The Company has not historically experienced losses related to these balances.

Accounts Receivable and Concentration of Credit Risk

Accounts receivable are unsecured customer obligations due under normal trade terms generally requiring payment within 30 days from the invoice date. Accounts receivable are stated at the amount billed to the customer, less any allowed deductions and other allowances. Customer account balances are considered delinquent when payment is not received within the trade terms granted. The Company estimates the allowance for doubtful accounts based on historical experience, the credit worthiness of its customers, and management’s assessment of general economic conditions, affecting its customer base. Consequently, an adverse change in those factors could affect the Company’s estimate of its bad debts. After exhausting collection efforts, any uncollectible accounts receivable are written off against the reserve. The Company does not charge interest on past due accounts receivable. The Company’s allowance for doubtful accounts totaled approximately $93,000 and $0 at March 31, 2015 and 2014, respectively.

7

International Medical Equipment & Services, Inc.

Notes to Unaudited Financial Statements

At March 31, 2015, four customers comprised approximately 49 percent of accounts receivable. At March 31, 2014, two customers comprised approximately 48 percent of accounts receivable.

Inventories

Inventories are valued at the lower of the cost or net realizable value. The costs of inventories are determined using the first-in, first-out (“FIFO”) method. An allowance to reduce inventories to their net realizable value is determined by management based on age, analysis of usage, industry trends and expected demand.

Property and Equipment

Property and equipment is stated at cost less accumulated depreciation and amortization. Depreciation and amortization of property and equipment is computed using the straight-line method over the estimated useful lives of the assets or the term of the lease, if shorter. Maintenance and repairs are charged to expense as incurred. Significant renewals or betterments that extend the useful lives of property and equipment are capitalized. When items of property and equipment are disposed of, the cost and accumulated depreciation and amortization is removed from the accounts, and any resulting gain or loss is recorded in the statements of operations.

The estimated useful lives of property and equipment are as follows:

Machinery and equipment	5-10 years
Furniture and fixtures	7-10 years
Computers and equipment	1-3 years
Leasehold improvements	Lesser of useful life or lease term

Impairment of Long-Lived Assets

Long-lived assets and finite intangibles are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less costs to dispose. No impairment charges were recognized in the three-month periods ended March 31, 2015 and 2014.

Revenue Recognition

The Company recognizes revenue from equipment and parts sales when the product is delivered o shipped to the customer, title and risk of ownership passes to the customer, collectability is reasonably assured, provided that persuasive evidence of an arrangement exists, and the price is fixed or determinable. Deposits received in advance are recorded as customer deposits and are included in current liabilities until revenue is recognized. The Company recognizes revenue from training and consulting services at the time of the services are rendered. Revenue is recorded net of an allowance for estimated returns and discounts.

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International Medical Equipment & Services, Inc.

Notes to Unaudited Financial Statements

Sales and Use Tax

Sales are presented net of sales and use taxes in the accompanying statements of operations. Sales and use tax amounts are included as a component of cost of sales in the accompanying statements of operations.

Shipping and Handling Costs

Costs to ship products to customers are expensed as incurred. Shipping costs of approximately $81,500 and $90,000 for the three months ended March 31, 2015 and 2014, respectively, are recorded as a component of selling, general and administrative expenses in the accompanying statements of operations.

Advertising and Marketing Costs

Advertising and marketing costs are expensed as incurred. Advertising and marketing costs totaled approximately $17,600 and $5,000 for the three months ended March 31, 2015 and 2014, respectively, and are included as a component of selling, general and administrative expenses in the accompanying statements of operations.

Income Taxes

The shareholders of the Company have elected under the provisions of Subchapter S of the Internal Revenue Code to include the Company’s income in their personal income for federal and state income tax purposes. Accordingly, the Company is not subject to federal or state income taxes for its United States sourced income.

ASC 740, Income Taxes (“ASC 740”) was adopted by the Company as of January 1, 2009. This interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. Under ASC 740, the impact of an uncertain income tax position on the income tax returns must be recognized at the largest amount that is more-likely-than-not to be required to be recognized upon audit by the relevant taxing authority. ASC 740 also provides guidance on de-recognition, measurement, classification, interest and penalties, accounting for interim periods, disclosure and transition issues with respect to tax positions. The Company believes it has no uncertain tax positions as of March 31, 2015 and 2014.

The Company includes interest and penalties accrued in accordance with ASC 740 in the consolidated financial statements as a component of interest expense. No amounts were required to be recorded as of and for the three month periods ended March 31, 2015 and 2014.

Fair Value Measurements

ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

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International Medical Equipment & Services, Inc.

Notes to Unaudited Financial Statements

ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1: Inputs based on quoted market prices for identical assets or liabilities in active markets at the measurement date.

Level 2: Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Inputs reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. The inputs are unobservable in the market and significant to the instruments valuation.

As of March 31, 2015 and 2014 and for the three-month periods then ended, the carrying values reflected in the accompanying balance sheets for cash, accounts receivable, accounts payable and accrued expenses approximate fair value due to the relative short term maturities of these financial instruments.

The carrying values of debt approximates fair value since these financial instruments bear interest at variable rates which approximate current market rates for bonds with similar maturities and credit quality.

At March 31, 2015 and 2014, the Company did not have any assets or liabilities that were required to be measured at fair value on a recurring basis.

Recently Issued Accounting and Reporting Guidance

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers, which supersedes nearly all existing revenue recognition guidance under U.S. GAAP. The core principle of ASU 2014-09 is to recognize revenue when promised goods or services are transferred to customers in amounts that reflect the consideration to which an entity expects to be entitled for those goods or services. ASU 2014-09 defines a five-step process to achieve this core principle and, in doing so, may require more judgment and estimates within the revenue recognition process than are required under existing U.S. GAAP. For private companies, the standard is effective for annual periods beginning after December 15, 2017, and interim periods therein, using either of the following transition methods: (i) a full retrospective approach reflecting the application of the standard in each prior reporting period with the option to elect certain practical expedients, or (ii) a retrospective approach with the cumulative effect of initially adopting ASU 2014-09 recognized at the date of adoption (which includes additional footnote disclosures). The Company is currently evaluating the impact of the adoption of ASU 2014-09 on its financial statements.

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements – Going Concern. ASU 2014-15 requires an entity’s management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern and if those conditions exist, the required disclosures. The standard is effective for annual periods ending after December 15, 2016, and interim periods therein. The Company does not expect adoption of this standard will have a significant impact on the Company’s financial statements.

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International Medical Equipment & Services, Inc.

Notes to Unaudited Financial Statements

Subsequent Events

Under ASC 855, companies are required to disclose events that occur after the balance sheet date but before the financial statements are issued or are available to be issued. The statement requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. The statement sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. See Note 8.

2.	Accounts Receivable

Accounts receivable consist of the following:

March 31,	2015	2014

Accounts receivable	$898,414	$779,200
Less: allowance for doubtful accounts	(92,556)	—

Accounts receivable, net	$805,858	$779,200

3.	Inventories

Inventories consist of the following:

March 31,	2015	2014

Equipment	$649,677	$1,368,277
Parts	1,312,590	1,568,341
Less: allowance for slow moving and obselete inventory	(39,191)	(142,427)

Inventories, net	$1,923,076	$2,794,191

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International Medical Equipment & Services, Inc.

Notes to Unaudited Financial Statements

4.	Property and Equipment

Property and equipment consist of the following:

March 31,	2015	2014

Machinery and equipment	$412,084	$407,245
Furniture and fixtures	17,679	17,679
Computers and equipment	2,885	2,885
Vehicles	320,426	312,866
Leasehold improvements	111,507	111,507

Total property and equipment	864,581	852,182
Less: accumulated depreciation and amortization	(427,914)	(333,152)

Property and equipment, net	$436,667	$519,030

Depreciation and amortization expense for the three months ended March 31, 2015 and 2014 was $36,913 and $36,931, respectively, and is included as a component of selling, general and administrative expense in the accompanying statements of operations.

5.	Borrowings

Long-term debt consists of the following:

March 31,	2015	2014

Revolving line of credit	$—	$400,000
Term loan	351,732	457,053
Automobile financing	184,842	173,450

Total long-term debt and capital leases	536,574	1,030,503

Less: current maturities	(167,324)	(145,153)

Long-term debt and capital leases, net	$369,250	$885,350

On April 24, 2013, the Company entered into a credit agreement (the “Credit Agreement”) with a financial institution. The Credit Agreement consists of a $550,000 term loan (the “Term Loan”) and a $1,000,000 revolving credit facility (the “Revolver”). Borrowings under the Credit Agreement are collateralized by accounts receivable, inventory, and fixed assets of the Company. The Term Loan is payable in monthly installments of principal and interest totaling $10,144 through the maturity date of April 24, 2018. The Credit Agreement was amended on February 10, 2014 and March 31, 2015 to increase the availability under the Revolver to $1,500,000 and extend its maturity date to April 24, 2016.

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International Medical Equipment & Services, Inc.

Notes to Unaudited Financial Statements

Interest accrues on borrowings under the Revolver at LIBOR plus 3.25%. The interest rate on the Company’s Term Loan was 4.0% at both March 31, 2015 and 2014.

The Company enters into loan agreements in connection with the purchase of its automobiles. At March 31, 2015 and 2014, the Company had five automobile financing arrangements in place, respectively. Amounts outstanding under these financing arrangements are collateralized by the related automobiles. These financing arrangements require monthly payments of principal and interest ranging from $555 to $923 each, accrue interest at annual rates ranging from 2.99% to 5.9% and mature in periods beginning in February 2017 through February 2021.

The Credit Agreement contains certain covenants, including covenants restricting additional indebtedness and the payment of dividends. In addition, the Company must maintain certain annual financial covenants, including, among other things, a maximum debt to net worth ratio and a minimum fixed charge coverage ratio. The Company is also required to submit its compiled financial statements to the lender within 120 days of its year end.

Future maturities of the Company’s outstanding borrowings as of March 31, 2015 are as follows:

Years Ending March 31,

2015	$167,324
2016	155,781
2017	152,638
2018	56,565
2019	4,266

Total notes payable	$536,574

6.	Commitments

The Company is from time-to-time involved in litigation incidental to the conduct of its business, and such matters can involve current and former employees and other matters. These actions are routine and are expected to continue to be resolved without a material effect on the Company’s financial position or future results of operation.

7.	Related Party Transactions

The Company leases its office and warehouse facility from a related party under a month-to-month arrangement. Amounts paid to the related party for the use of the facility approximated $27,000 for the three months ended March 31, 2015 and 2014. These amounts are included as a component of selling, general and administrative expenses in the accompanying statements of operations.

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International Medical Equipment & Services, Inc.

Notes to Unaudited Financial Statements

8.	Subsequent Events

The Company has evaluated subsequent events from the date of the balance sheet through December 18, 2015, the date the financial statements were available for issuance. On June 15, 2015, certain of the Company’s assets were acquired by Richardson Electronics, Ltd. for cash proceeds approximating $12.2 million. Proceeds generated from the sale were used to repay the Company’s outstanding debt obligations. No other material recognizable subsequent events were identified.

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